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                                                                    EXHIBIT 99.3



                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



    I, Michael F. Bosworth, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                          /s/ Michael F. Bosworth



                                          Michael F. Bosworth



September 30, 1998

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                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR



    I, Wolfram H. Blume, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/ Prospectus included therein, of my name as a person about to become a director of the Company.



                                          /s/ Wolfram H. Blume



                                          Wolfram H. Blume



November 6, 1998

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                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


    I, Richard P. Magnuson, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                          /s/ Richard P. Magnuson



                                          Richard P. Magnuson



November 5, 1998

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                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


    I, John C. Savage, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/ Prospectus included therein, of my name as a person about to become a director of the Company.



                                          /s/ John C. Savage



                                          John C. Savage



November 5, 1998

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                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


    I, Stephen W. Director, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.



                                          /s/ Stephen W. Director



                                          Stephen W. Director



November 5, 1998